GUARANTEE (this “Guarantee”), dated as of [__], 2026, made by each of the undersigned (each a “Guarantor”, and collectively, the “Guarantors”), in favor of the Secured Parties (as defined below) in connection with the Securities Purchase Agreement, the Notes and each other Transaction Document referenced below.
W I T N E S S E T H :
WHEREAS, Senti Holdings, Inc., a Delaware limited corporation, (the “Company”), Senti Biosciences, Inc., a Delaware corporation, Senti Biosciences Holdings, Inc., a Delaware corporation, and each party listed as a “Buyer” on the Schedule of Buyers attached to the Securities Purchase Agreement (each a “Buyer”, and collectively, the “Buyers”) are parties to that certain Securities Purchase Agreement, dated as of [__], 2026, (the “Securities Purchase Agreement”), pursuant to which, among other things, the Buyers shall purchase from the Company certain senior secured convertible Notes (as defined in the Securities Purchase Agreement). “Issuer” means (i) prior to the completion of the Holding Company Reorganization (as defined in the Securities Purchase Agreement), Senti Biosciences, Inc. and (ii) from and after the completion of the Holding Company Reorganization, Senti Biosciences Holdings, Inc.;
WHEREAS, the Buyers have requested, and the Guarantors have agreed, that the Guarantors shall execute and deliver to the Buyers a guarantee guaranteeing all of the obligations of the Company under the Securities Purchase Agreement, the Notes and the Transaction Documents (as defined in the Securities Purchase Agreement);
WHEREAS, pursuant to a Pledge and Security Agreement, dated as of [__], 2026 (as the same has been, and may be, amended from time to time, the “Security Agreement”), the Company and the Guarantors have granted to [●], as collateral agent for the Buyers (in such capacity, the “Collateral Agent”; the Collateral Agent, together with the Buyers, each a “Secured Party”, and collectively, the “Secured Parties”), a security interest in and lien on selected assets to secure their respective obligations under this Guarantee, the Securities Purchase Agreement, the Notes and the other Transaction Documents; and
WHEREAS, each Guarantor has determined that the execution, delivery and performance of this Guarantee directly benefits, and is in the best interest of, such Guarantor.
NOW, THEREFORE, in consideration of the premises and the agreements herein and for other consideration, the sufficiency of which is hereby acknowledged, each Guarantor hereby agrees with each Secured Party as follows:
SECTION 1. Definitions. Reference is hereby made to the Securities Purchase Agreement, the Notes and each other Transaction Document for a statement of the terms thereof. All terms used in this Guarantee which are defined in the Securities Purchase Agreement, the Notes or any other Transaction Document and not otherwise defined herein shall have the same meanings herein as set forth therein, as applicable.
SECTION 2. Guarantee. The Guarantors, jointly and severally, hereby unconditionally and irrevocably, guarantee to the Secured Parties the punctual payment, as and when due and payable, by stated maturity or otherwise, of all obligations and any other amounts now or hereafter owing by the Company in respect of the Securities Purchase Agreement, the Notes and the other Transaction Documents, including, without limitation, all interest that accrues after the commencement of any proceeding commenced by or against the Company or any Guarantor under any provision of the Bankruptcy Code (Chapter 11 of Title 11 of the United States Code) or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief (an “Insolvency Proceeding”), whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding, and all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents, and any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Secured Parties in enforcing any rights under this Guarantee (such obligations, to the extent not paid by the Company, being the “Guaranteed Obligations”). Without limiting the generality of the foregoing, each Guarantor’s liability hereunder shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Secured Parties under the Securities Purchase Agreement, the Notes and any other Transaction Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Guarantor or the Company (each, a “Transaction Party”).
SECTION 3. Guarantee Absolute; Continuing Guarantee; Assignments.
(a) The Guarantors, jointly and severally, guarantee that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. The obligations of each Guarantor under this Guarantee are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce such obligations, irrespective of whether any action is brought against any Transaction Party or whether any Transaction Party is joined in any such action or actions. The liability of any Guarantor under this Guarantee shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:
(i)any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating thereto;
(ii)any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;
(iii)any taking, exchange, release or non-perfection of any collateral with respect to the Guaranteed Obligations, or any taking, release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the Guaranteed Obligations; or
(iv)any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party.
This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.
(b) This Guarantee is a continuing guarantee and shall (i) remain in full force and effect until the complete conversion or exchange of all of the Company’s obligations under the Notes for equity securities of the Company or the Issuer, as the case may be pursuant to the terms of the Notes, and/or indefeasible payment in full in cash of all obligations under the Notes (together with any matured indemnification obligations as of the date of such exchange and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations) and payment of all other amounts payable under any other Transaction Document and this Guarantee (excluding any inchoate or unmatured contingent indemnification obligations) and (ii) be binding upon each Guarantor and its respective successors and assigns. This Guarantee shall inure to the benefit of and be enforceable by the Secured Parties and their respective successors, and permitted pledgees, transferees and assigns. Without limiting the generality of the foregoing sentence, any Secured Party may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any Transaction Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as provided in the Securities Purchase Agreement or such Transaction Document.
SECTION 4. Waivers. To the extent permitted by applicable law, each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guarantee and any requirement that the Secured Parties exhaust any right or take any action against any Transaction Party or any other Person or any Collateral (as defined in the Security Agreement). Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantors hereby waive any right to revoke this Guarantee, and acknowledge that this Guarantee is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
SECTION 5. Subrogation. No Guarantor may exercise any rights that it may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of any Guarantor’s obligations under this Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Secured Parties against any Transaction Party or any other guarantor or any Collateral (as defined in the Security Agreement), whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until the complete conversion or exchange of all of the Company’s obligations under the Notes for equity securities of the Company or the Issuer, as the case may be pursuant to the terms of the Notes, and/or indefeasible payment in full in cash of all obligations under the Notes (together with any matured indemnification obligations as of the date of such exchange and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations) and payment of all other amounts payable under this Guarantee (excluding any inchoate or unmatured contingent indemnification obligations). If any amount shall be paid to a Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guarantee, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid ratably to the Secured Parties to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guarantee, whether matured or unmatured, in accordance with the terms of the Transaction Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guarantee thereafter arising. If (a) any Guarantor shall make payment to the Secured Parties of all or any part of the Guaranteed Obligations, and (b) the Buyers receive the complete conversion or exchange of all of the Company’s obligations under the Notes for equity securities of the Company or the Issuer, as the case may be pursuant to the terms of the Notes, and/or indefeasible payment in full in cash of all obligations under the Notes (together with any matured indemnification obligations as of the date of such exchange and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations) and payment of all other amounts payable under this Guarantee (excluding any inchoate or unmatured contingent indemnification obligations), the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.
SECTION 6. Representations, Warranties and Covenants.
(a) Each Guarantor hereby represents and warrants as of the date first written above as follows:
(i)Each Guarantor (A) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization as set forth on the signature pages hereto, (B) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Guarantee and each other Transaction Document to which such Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified would not (individually or in the aggregate) result in a Material Adverse Effect.
(ii)The execution, delivery and performance by each Guarantor of this Guarantee and each other Transaction Document to which such Guarantor is a party (A) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (B) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on such Guarantor or its properties do not and will not result in or require the creation of any lien (other than pursuant to any Transaction Document) upon or with respect to any of its properties, and (C) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties.
(iii)No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Guarantor of this Guarantee or any of the other Transaction Documents to which such Guarantor is a party (other than expressly provided for in any of the Transaction Documents).
(iv)Each of this Guarantee and the other Transaction Documents to which such Guarantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).
(v)There is no pending or, to the best knowledge of such Guarantor, threatened action, suit or proceeding against such Guarantor or to which any of the properties of such Guarantor is subject, before any court or other governmental authority or any arbitrator that (A) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (B) relates to this Guarantee or any of the other Transaction Documents to which such Guarantor is a party or any transaction contemplated hereby or thereby.
(vi)Such Guarantor (A) has read and understands the terms and conditions of the Securities Purchase Agreement, the Notes and the other Transaction Documents, and (B) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company and the other Transaction Parties, and has no need of, or right to obtain from any Secured Party, any credit or other information concerning the affairs, financial condition or business of the Company or the other Transaction Parties that may come under the control of any Secured Party.
(b) Each Guarantor covenants and agrees that until the complete conversion or exchange of all of the Company’s obligations under the Notes for equity securities of the Company or the Issuer, as the case may be pursuant to the terms of the Notes, and/or indefeasible payment in full in cash of all obligations under the Notes (together with any matured indemnification obligations as of the date of such exchange and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations) and payment of all other amounts payable under this Guarantee (excluding any inchoate or unmatured contingent indemnification obligations), it will comply with each of the covenants (except to the extent applicable only to a public company) which are set forth in Section 4 of the Securities Purchase Agreement as if such Guarantor were a party thereto.
SECTION 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Secured Party may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Secured Party to or for the credit or the account of any Guarantor against any and all obligations of the Guarantors now or hereafter existing under this Guarantee or any other Transaction Document, irrespective of whether or not any Secured Party shall have made any demand under this Guarantee or any other Transaction Document and although such obligations may be contingent or unmatured. Each Secured Party agrees to notify the relevant Guarantor promptly after any such set-off and application made by such Secured Party, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of any Secured Party under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have under this Guarantee or any other Transaction Document in law or otherwise.
SECTION 8. Maximum Liability.
(a) Notwithstanding any provision herein contained to the contrary, each Guarantor’s liability hereunder shall be limited to an amount not to exceed as of any date of determination the greater of:
(i)the amount of all Guaranteed Obligations, plus interest thereon as specified in the Transaction Documents; and
(ii)the amount which could be claimed by the Secured Parties from any Guarantor under this Guarantee without rendering such claim voidable or avoidable under the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, Guarantor’s right of contribution and indemnification.
(b) Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee hereunder or affecting the rights and remedies of any Secured Party hereunder or under applicable law.
(c) No payment made by the Company, any Guarantor, any other guarantor or any other Person or received or collected by any Secured Party from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Guaranteed Obligations or any payment received or collected from such Guarantor in respect of the Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the maximum liability of such Guarantor hereunder until after all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been fully satisfied by the complete conversion or exchange of all of the Company’s obligations under the Notes for equity securities of the Company or the Issuer, as the case may be pursuant to the terms of the Notes, and/or indefeasible payment in full in cash of all obligations under the Notes (together with any matured indemnification obligations as of the date of such exchange and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations) and payment of all other amounts payable under this Guarantee (excluding any inchoate or unmatured contingent indemnification obligations).
SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by overnight mail or by certified mail, postage prepaid and return receipt requested), telecopied, sent via electronic mail, sent via overnight courier or delivered, if to any Guarantor, to the address for such Guarantor set forth on the signature page hereto, or if to Buyer, to it at its respective address set forth in the Securities Purchase Agreement; or if to the Collateral Agent, to it at its respective address set forth in the Security Agreement; or as to any Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three

Business Days after deposited in the mails, whichever occurs first; (ii) if telecopied, when transmitted and confirmation is received, provided it is transmitted during regular business hours on a Business Day and, if not, on the next Business Day; (iii) if sent via electronic mail, when transmitted (provided that such sent electronic mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not immediately receive an automatically generated message from the recipient’s electronic mail server that such electronic mail could not be delivered to such recipient), (d) if sent via overnight courier service, one Business Day after deposit with an overnight courier service, or (iii) if delivered by hand, upon delivery, provided it is delivered during regular business hours on a Business Day and, if not, on the next Business Day.
SECTION 10. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTEE OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTIES TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY OTHER JURISDICTION. ANY GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTEE AND THE OTHER TRANSACTION DOCUMENTS.
SECTION 11. WAIVER OF JURY TRIAL, ETC. EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTEE OR THE OTHER TRANSACTION DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTEE OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY SECURED PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE OTHER TRANSACTION DOCUMENTS.
SECTION 12. Taxes.
(a) All payments made by any Guarantor hereunder or under any other Transaction Document shall be made in accordance with the terms of the respective Transaction Document and shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of any Secured Party by the jurisdiction in which such Secured Party is organized or where it has its principal lending office (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, “Taxes”). If any Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document:
(i)the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to any Secured Party pursuant to this sentence) each Secured Party receives an amount equal to the sum it would have received had no such deduction or withholding been made,
(ii)such Guarantor shall make such deduction or withholding,
(iii)such Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law, and
(iv)as promptly as possible thereafter, such Guarantor shall send the Secured Party an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Secured Parties, as the case may be) showing payment. In addition, each Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document (collectively, “Other Taxes”).
(b) Each Guarantor hereby indemnifies and agrees to hold each Secured Party (each an “Indemnified Party”) harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 11) paid by any Indemnified Party as a result of any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document, and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which such Secured Party makes written demand therefor, which demand shall identify the nature and amount of such Taxes or Other Taxes.
(c) If any Guarantor fails to perform any of its obligations under this Section 11, such Guarantor shall indemnify each Secured Party for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Guarantors under this Section 11 shall survive the termination of this Guarantee and the payment of the Guaranteed Obligations and all other amounts payable hereunder.
SECTION 13. Miscellaneous.
(a) Each Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to each Secured Party, at such address specified by such Secured Party from time to time by notice to the Guarantors.
(b) Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each Guarantor, the Collateral Agent and the Required Holders. Any amendment or waiver effected in accordance with this Section 13 shall be binding upon each Secured Party and holder of Securities and each Guarantor.
(c) No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the any Secured Parties provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the the

Secured Parties under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Secured Parties to exercise any of their respective rights under any other Transaction Document against such party or against any other Person.
(d) Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
(e) This Guarantee shall (i) be binding on each Guarantor and its respective successors and assigns, and (ii) inure, together with all rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer its rights and obligations under the Securities Purchase Agreement or any other Transaction Document to any other Person in accordance with the terms thereof, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to such Secured Party, as the case may be, herein or otherwise. None of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of each Secured Party.
(f) This Guarantee reflects the entire understanding of the transaction contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, entered into before the date hereof.
(g) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(h) This Guarantee may be executed by each party hereto on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one agreement. Delivery of an executed counterpart by facsimile or other method of electronic transmission shall be equally effective as delivery of an original executed counterpart.
(i) THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.
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IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be executed by its respective duly authorized officer, as of the date first above written.

Senti Biosciences, Inc.
By:
Name:
Title:

Senti Biosciences Holdings, Inc.

By:
Name:
Title:

Senti Biosciences Merger Sub, Inc.
By:
Name:
Title:

Address for Notices:
c/o Senti Biosciences, Inc. / Senti Holdings, Inc.
2 Corporate Drive, First Floor
South San Francisco, CA 94080

Attention: Chief Executive Officer
Telephone: (650) 239-2030
Email: [***]

    Guarantee – SNTI